U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2010
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 10, 2010, the Compensation Committee of the Board of Directors (the “Committee”) of Celanese Corporation (the “Company”) adopted the following compensation decisions regarding the named executive officers of the Company:
     2010 Annual Performance Bonus Award Targets. The Compensation Committee approved target bonus levels for certain executive officers under the 2010 Annual Performance Bonus Plan (the “2010 Bonus Plan”), pursuant to which executive officers may receive a cash bonus after the end of the fiscal year based on total Company and/or business unit performance. The 2009 and 2010 target bonus levels are shown as a percentage of 2009 and 2010 base salary, respectively:

Executive Officer	2009 Target Bonus Level	2010 Target Bonus Level
David N. Weidman	100%	100%
Douglas M. Madden[1]	80%	90%
Steven M. Sterin	70%	80%
Sandy Beach Lin	80%	80%

[1]	Promoted to Chief Operating Officer in December 2009
     The actual amount paid under the 2010 Bonus Plan may differ from the 2010 target bonus level as a result of Company and individual performance during the year. After the end of 2010, the Compensation Committee will determine the actual amount of annual performance bonuses under the 2010 Bonus Plan after assessing an executive officer’s achievement of his/her individual goals and the achievement by the Company of certain financial and non-financial metrics, including Operating EBITDA, working capital and EHSA goals. The 2010 Bonus Plan is a performance-based plan created under the Company’s 2009 Global Incentive Plan under which Incentive Bonuses (as defined therein) may be awarded.
     Base Salary Adjustments. The Compensation Committee increased the base salary of (a) Douglas M. Madden, Chief Operating Officer of the Company, from $500,000 to $650,000 and (b) Steven M. Sterin, Senior Vice President and Chief Financial Officer of the Company, from $450,000 to $475,000, in both cases effective February 15, 2010.
     Long-Term Incentive Equity Awards. The Compensation Committee approved awards of time-vesting restricted stock units to certain executive officers, as follows:

Executive Officer	Value of Award	Number of RSUs	Vesting
Douglas M. Madden	$500,000	16,795	100% cliff vesting on
			December 31, 2013
Steven M. Sterin	$400,000	13,436	100% cliff vesting on
			June 30, 2014
     The grants of time-vesting restricted stock units were made pursuant to the Company’s 2009 Global Incentive Plan and the form of Time-Vesting Restricted Stock Award Agreement approved by the Compensation Committee and filed on July 29, 2009 with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
10.1	Celanese Corporation 2009 Global Incentive Plan (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-8 (registration no. 333-158734) filed with the SEC on April 23, 2009)
10.2	Form of Time-Vesting Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed with the SEC on July 29, 2009)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

Date: February 17, 2010

Exhibit Index

Exhibit Number	Description
10.1	2009 Global Incentive Plan (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-8 (registration no. 333-158734) filed with the SEC on April 23, 2009)
10.2	Form of Time-Vesting Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed with the SEC on July 29, 2009)